UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 3, 2023

Regional Health Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	81-5166048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

454 Satellite Boulevard, NW

Suite 100

Suwanee, Georgia 30024

(Address of Principal Executive Offices, and Zip Code)

(678) 869-5116

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RHE	NYSE American
Series A Redeemable Preferred Shares, no par value	RHE-PA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed, on June 30, 2023, Regional Health Properties, Inc., a Georgia corporation (the “Company”), closed its offer to exchange (the “Exchange Offer”) any and all outstanding shares of the Company’s 10.875% Series A Cumulative Redeemable Preferred Shares (the “Series A Preferred Stock”) for newly issued shares of the Company’s 12.5% Series B Cumulative Redeemable Preferred Shares (the “Series B Preferred Stock”).

Item 3.03 Material Modification to Rights of Security Holders.

The terms of the Series A Preferred Stock were modified pursuant to the Amended and Restated Charter (as defined herein). The description of the Amended and Restated Charter and the terms of the Series A Preferred Stock set forth in Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Charter

On July 3, 2023, the Company filed Amended and Restated Articles of Incorporation (the “Amended and Restated Charter”) with the Secretary of State of the State of Georgia to (i) decrease the authorized number of shares of the Company to 60,000,000 shares, consisting of 55,000,000 shares of common stock and 5,000,000 shares of preferred stock, on the terms of the form of proposed amendments to the Company’s Amended and Restated Articles of Incorporation (as in effect prior to such amendments, the “Charter”) set forth as Annex B-1-B to the Company’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on May 25, 2023 in connection with the Exchange Offer (as supplemented or amended, the “Proxy Statement/Prospectus”); (ii) amend the Charter to (a) reduce the liquidation preference of the Series A Preferred Stock to $5.00 per share, (b) eliminate accumulated and unpaid dividends on the Series A Preferred Stock, (c) eliminate future dividends on the Series A Preferred Stock, (d) eliminate penalty events and the right of holders of Series A Preferred Stock to elect directors upon the occurrence of a penalty event, (e) reduce the redemption price of the Series A Preferred Stock in the event of an optional redemption to $5.00 per share, (f) reduce the redemption price of the Series A Preferred Stock in the event of a “change of control” to $5.00 per share and (g) change the voting rights of holders of Series A Preferred Stock when voting as a single class with any other class or series of stock to one vote per $5.00 liquidation preference, on the terms of the form of proposed amendments to the Charter set forth as Annex A to the Proxy Statement/Prospectus; and (iii) reflect the previously effected amendments to the Charter for the authorization, creation and designation by the Board of Directors of the Company pursuant to Section 14-2-602 of the Official Code of Georgia Annotated, from the authorized but undesignated shares of preferred stock, of the Series B Preferred Stock having the rights, preferences and privileges substantially as set forth in the form of amendment to the Charter in Annex B-2 to the Proxy Statement/Prospectus.

The foregoing description of the Amended and Restated Charter is a summary of the terms thereof, does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Charter, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Series A Preferred Stock

An updated description of capital stock of the Company is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference. The description of capital stock of the Company contained in Exhibit 4.1 shall update and supersede any description of capital stock of the Company previously filed by the Company with the SEC, including but not limited to the description contained in, or filed as an exhibit to, the Company’s Current Report on Form 8-K12B, filed with the SEC on October 2, 2017, as amended to date.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.1	Amended and Restated Articles of Incorporation of Regional Health Properties, Inc., effective July 3, 2023.

4.1	Description of Capital Stock of Regional Health Properties, Inc.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONAL HEALTH PROPERTIES, INC.

Dated: July 6, 2023	/s/ Brent Morrison
Brent Morrison
Chief Executive Officer and President